SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is May 31, 2017.

For the MFS® Funds listed below:

MFS® BLENDED RESEARCH® CORE EQUITY FUND	MFS® RESEARCH FUND
MFS® INTERNATIONAL NEW DISCOVERY FUND	MFS® TOTAL RETURN FUND
MFS® MID CAP VALUE FUND
Effective immediately, the sub-section entitled "Compensation" under the main heading entitled "APPENDIX D - PORTFOLIO MANAGER(S)" is hereby restated, with respect to MFS Total Return Fund only, as follows:
Compensation
Portfolio manager compensation is reviewed annually. As of December 31, 2016, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices ("benchmarks"). As of December 31, 2016, the following benchmarks were used to measure the following portfolio managers' performance for the following Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Total Return Fund	Brooks Taylor	Russell 1000® Value Index Lipper Large-Cap Value Funds
	Nevin Chitkara	Russell 1000® Value Index
	William Douglas	Bloomberg Barclays U.S. Mortgage-Backed Securities Index
	Steven Gorham	Russell 1000® Value Index
	Richard Hawkins	Bloomberg Barclays U.S. Aggregate Bond Index
	Joshua Marston	Bloomberg Barclays U.S. Aggregate Bond Index
	Robert Persons[1]	Bloomberg Barclays U.S. Aggregate Bond Index
	Jonathan Sage	Russell 1000® Value Index
1 Information is as of April 5, 2017.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used.  Consideration is given to portfolio performance over one, three, and five years with emphasis placed on the longer periods.  For portfolio managers who have served for more than five years, additional longer-term performance periods are also considered.  For portfolio managers who have served for less than five years, performance periods are adjusted as appropriate.
The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.
Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

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Effective immediately, the sub-section entitled "Ownership of Fund Shares" under the main heading entitled "APPENDIX D - PORTFOLIO MANAGER(S)" is hereby restated, with respect to MFS Total Return Fund only, as follows:
Ownership of Fund Shares
The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager(s) (including the value of any deferred cash award which is based on the performance of the Fund) as of the Fund's fiscal year ended September 30, 2016, unless otherwise indicated. The following dollar ranges apply:

N. None
A. $1 – $10,000
B. $10,001 – $50,000
C. $50,001 – $100,000
D. $100,001 – $500,000
E. $500,001 – $1,000,000
F. Over $1,000,000

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund
MFS Total Return Fund	Brooks Taylor	E
	Nevin Chitkara	N
	William Douglas	D
	Steven Gorham	F
	Richard Hawkins	D
	Joshua Marston	N
	Robert Persons[1]	N
	Jonathan Sage	D
1    Mr. Persons became a Portfolio Manager of the Fund on April 5, 2017. Information is as of April 30, 2017.

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Effective immediately, the sub-section entitled "Other Accounts" under the main heading entitled "APPENDIX D - PORTFOLIO MANAGER(S)" is hereby restated, with respect to MFS Total Return Fund only, as follows:
Other Accounts
In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate.  Wholly-owned subsidiaries of registered investment companies are not considered separate accounts for purposes of number of accounts and total assets managed.  The number and assets of these accounts were as follows as of the Fund's fiscal year ended September 30, 2016, unless otherwise indicated:

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets

MFS Total Return Fund	Brooks Taylor	Registered Investment Companies[1]	8	$17.5 billion
		Other Pooled Investment Vehicles	0	Not Applicable
		Other Accounts	3	$41.5 million
	Jonathan Sage	Registered Investment Companies[1]	29	$26.5 billion
		Other Pooled Investment Vehicles	19	$4.5 billion
		Other Accounts	42	$12.7 billion
	Joshua Marston	Registered Investment Companies[1]	10	$20.6 billion
		Other Pooled Investment Vehicles	8	$1.8 billion
		Other Accounts	12	$326.1 million
	Nevin Chitkara	Registered Investment Companies[1]	18	$65.5 billion
		Other Pooled Investment Vehicles	8	$6.6 billion
		Other Accounts	42	$20.3 billion
	Richard Hawkins	Registered Investment Companies[1]	11	$19.6 billion
		Other Pooled Investment Vehicles	5	$4.1 billion
		Other Accounts	2	$358.2 million
	Steven Gorham	Registered Investment Companies[1]	17	$65.5 billion
		Other Pooled Investment Vehicles	8	$6.6 billion
		Other Accounts	42	$20.3 billion
	William Douglas	Registered Investment Companies[1]	4	$11.5 billion
		Other Pooled Investment Vehicles	1	$40.2 million
		Other Accounts	0	Not Applicable
	Robert Persons[2] (Became a Portfolio Manager of the Fund on April 5, 2017)	Registered Investment Companies[1]	17	$29.4 billion
		Other Pooled Investment Vehicles	8	$4.4 billion
		Other Accounts	4	$580.5 million

[1]	Includes the Fund.
[2]	Information is as of April 30, 2017.

Effective immediately, the following is added after the table within the sub-section entitled "Other Accounts" under the main heading entitled "APPENDIX D - PORTFOLIO MANAGER(S)":
Advisory fees are not based upon performance of any of the accounts identified in the table above.

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